UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 5, 2004
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Washington                      000-22418                  91-1011792
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  (State or Other Jurisdiction       (Commission File No.)        (IRS Employer
       of Incorporation)                                     Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.       Financial Statements and Exhibits.  The following item is attached as an exhibit hereto:

(c) Exhibits.

Exhibit No. 99.1  Press Release dated February 5, 2004

Item 12.      Results of Operations and Financial Condition.

              On February 5, 2004, Itron, Inc. issued a press release announcing the financial results for the quarter and year ending December 31, 2003. A copy of this press release and accompanying financial statements are attached as
Exhibit 99.1.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    ITRON, INC.

Dated:  February 5, 2004            By:  /s/ DAVID G. REMINGTON
                                         ----------------------
                                    David G. Remington
                                    Vice President and Chief Financial Officer